UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2019

NATIONAL FUEL GAS COMPANY

(Exact name of registrant as specified in its charter)

New Jersey	1-3880	13-1086010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6363 Main Street, Williamsville, New York	14221
(Address of principal executive offices)	(Zip Code)

(716) 857-7000

Registrant’s telephone number, including area code:

Not Applicable

Former name or former address, if changed since last report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 7, 2019, Philip C. Ackerman notified National Fuel Gas Company (the “Company”) of his resignation from the Company’s Board of Directors (the “Board”), pursuant to the director age provision set forth in the Company’s Corporate Governance Guidelines. The resignation was effective as of the start of the 2019 Annual Meeting of Stockholders (the “Annual Meeting”), which was held on March 7, 2019. Mr. Ackerman’s resignation is not due to any disagreement with the Board or the Company on any matter relating to the Company’s operations, policies or practices.

At the Annual Meeting, the Company’s stockholders approved amendments to the National Fuel Gas Company 2010 Equity Compensation Plan (Amended and Restated December 5, 2018) (the “2010 Equity Compensation Plan”) to, among other matters, increase by 2,700,000 the number of shares of Company common stock authorized for issuance under the 2010 Equity Compensation Plan and to extend the termination date of the 2010 Equity Compensation Plan by five years to March 11, 2025. A description of the terms and conditions of the 2010 Equity Compensation Plan was included in the Company’s Proxy Statement filed with the Securities and Exchange Commission on January 18, 2019. The full text of the 2010 Equity Compensation Plan is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on March 7, 2019. At that meeting, the stockholders elected David C. Carroll, Steven C. Finch, Joseph N. Jaggers and David F. Smith as directors for three-year terms. The stockholders also approved named executive officer compensation in a non-binding advisory vote, approved the 2010 Equity Compensation Plan, approved the amended and restated 2009 Non-Employee Director Equity Compensation Plan, and ratified the appointment of an independent registered public accounting firm.

The vote with respect to Mr. Carroll was as follows: For, 62,963,942 (90.4% of the votes cast); Withheld, 6,715,088; Broker Non-Votes, 10,273,286. The vote with respect to Mr. Finch was as follows: For, 63,331,999 (90.9% of the votes cast); Withheld, 6,347,031; Broker Non-Votes, 10,273,286. The vote with respect to Mr. Jaggers was as follows: For, 63,292,625 (90.8% of the votes cast); Withheld, 6,386,405; Broker Non-Votes, 10,273,286. The vote with respect to Mr. Smith was as follows: For, 62,999,633 (90.4% of the votes cast); Withheld, 6,679,397; Broker Non-Votes, 10,273,286.

The advisory vote with respect to approval of named executive officer compensation was as follows: For, 60,731,074 (94.9% of the votes cast); Against, 3,251,264; Abstain, 5,696,692; Broker Non-Votes, 10,273,286.

The vote with respect to approval of the 2010 Equity Compensation Plan was as follows: For, 62,757,237 (90.8% of the votes cast); Against, 6,321,993; Abstain, 599,800; Broker Non-Votes, 10,273,286.

The vote with respect to approval of the amended and restated 2009 Non-Employee Director Equity Compensation Plan was as follows: For, 66,973,486 (97.0% of the votes cast); Against, 2,105,380; Abstain, 600,164; Broker Non-Votes, 10,273,286.

The vote with respect to ratification of the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm was as follows: For, 77,671,734 (97.6% of the votes cast); Against, 1,944,566; Abstain, 336,016; Broker Non-Votes, 0.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1	National Fuel Gas Company 2010 Equity Compensation Plan (Amended and Restated December 5, 2018)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL FUEL GAS COMPANY

March 11, 2019	By:	/s/ Sarah J. Mugel
Sarah J. Mugel
Secretary